UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_____________________

SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

_____________________

Filed by the Registrant   ☒

Filed by a Party other than the Registrant   ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

Stellus Capital Investment Corporation

(Name of Registrant as Specified in Its Charter)

_______________________________________

(Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)	Amount previously paid:

(2)	Form, schedule or registration statement no.:

(3)	Filing party:

(4)	Date filed:

Annual Meeting Postponed to July 7, 2014

Dear Stellus Capital Investment Corporation Stockholder,

The Stellus Capital Investment Corporation Annual Stockholders Meeting, originally scheduled for June 26, 2014, has been postponed to July 7, 2014.

According to our records, we have not yet received your vote on the proposals presented for stockholder approval.

PLEASE VOTE TODAY to avoid future proxy correspondence and to ensure that Stellus Capital Investment Corporation receives enough votes to act on these important proposals.

We’ve provided four easy ways to cast your vote:

➢	FASTEST OPTION—Talk to a Live Agent
Call 1-877-605-2536 Monday through Friday 9:30 AM to 9:00 PM (ET)

➢	Vote by Telephone
For touch-tone voting, call the phone number on your proxy card then follow the touch-tone prompts.

➢	Vote by Mail
Complete and sign the proxy cards, then return them in the postage-paid envelope.

➢	Vote Online
Go to www.proxyvote.com and enter the control number that appears on each of your proxy cards. The site will give you all further instructions.

If you have already voted, thank you for your participation.